BLACKROCK MUNIHOLDINGS CALIFORNIA QUALITY FUND, INC.

ARTICLES OF AMENDMENT

This is to certify that:

First:   The charter of BlackRock MuniHoldings California Quality Fund, Inc., a Maryland corporation (the “Corporation”), is amended by these Articles of Amendment, which amend the section of the charter titled Articles Supplementary Establishing and Fixing the Rights and Preferences of Variable Muni Term Preferred Shares, dated March 21, 2012, as amended to date (collectively, the “Articles Supplementary”).

Second:  The charter of the Corporation is hereby amended by replacing “12:00 noon, New York City time, on a Business Day not less than ten (10) Business Days preceding” in the first sentence of Section 10(g) of the Articles Supplementary with “12:00 noon, New York City time, on a Business Day not less than two (2) Business Days preceding”.

Third:   The charter of the Corporation is hereby amended by deleting Section 10(a)(iii) in the Articles Supplementary in its entirety and replacing it with the following:

The Corporation may not on any date send a Notice of Redemption pursuant to paragraph (c) of this Section 10 in respect of a redemption contemplated to be effected pursuant to this paragraph (a) unless on such date that Deposit Securities are required to be deposited as provided in Section 10(g) of these Articles Supplementary (A) the Corporation expects to have available Deposit Securities with maturity or tender dates not later than the day preceding the applicable Redemption Date and having a Market Value not less than the amount (including any applicable Redemption Premium) due to Holders of VMTP Shares by reason of the redemption of such VMTP Shares on such Redemption Date and (B) the Discounted Value of Moody’s Eligible Assets (if Moody’s is then rating the VMTP Shares at the request of the Corporation), the Discounted Value of Fitch Eligible Assets (if Fitch is then rating the VMTP Shares at the request of the Corporation) and the Discounted Value of Other Rating Agency Eligible Assets (if any Other Rating Agency is then rating the VMTP Shares at the request of the Corporation) each at least equals the Basic Maintenance Amount, and would at least equal the Basic Maintenance Amount immediately subsequent to such redemption if such redemption were to occur on such date. For purposes of determining in clause (B) of the preceding sentence whether the Discounted Value of Moody’s Eligible Assets at least equals the Basic Maintenance Amount, the Moody’s Discount Factors applicable to Moody’s Eligible Assets shall be determined by reference to the first Exposure Period (as defined in the Moody’s Guidelines) longer than the Exposure Period then applicable to the Corporation, as described in the definition of Moody’s Discount Factor herein.

Fourth: The amendment to the charter of the Corporation as set forth above in these Articles of Amendment has been duly advised by the board of directors of the Corporation and approved by the stockholders of the Corporation as and to the extent required by law and in accordance with the charter of the Corporation.

Fifth:  These Articles of Amendment shall be effective as of September 9, 2024.

IN WITNESS WHEREOF, BlackRock MuniHoldings California Quality Fund, Inc. has caused these Articles of Amendment to be signed as of 9th day of September, 2024, in its name and on its behalf by the person named below who acknowledges that these Articles of Amendment are the act of the Corporation and, to the best of such person’s knowledge, information, and belief and under penalties for perjury, all matters and facts contained in these Articles of Amendment are true in all material respects.

BLACKROCK MUNIHOLDINGS CALIFORNIA QUALITY FUND, INC.

By:	/s/ Jonathan Diorio
Name: Jonathan Diorio
Title: Vice President

ATTEST:

/s/ Janey Ahn
Name: Janey Ahn
Title: Secretary